SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 4, 2002


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


               Delaware                               333-51238                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                                 45601-0480
         (Address of principal                               (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements.

              Not Applicable.

          (b) Pro Forma Financial Information.

              Not Applicable.

          (c) Exhibits.

Exhibit
Number        Description
-------       -----------
99            Slide Presentation dated March 4, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     Between March 4 through March 6, 2002, Horizon PCS, Inc. is making a presentation at the 2002 CSFB Global Telecommunications CEO Conference in Orlando, Florida. Horizon PCS hereby incorporates by reference herein the information set forth in its Slide Presentation dated March 4, 2002, a copy of which is annexed hereto as Exhibit 99.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HORIZON PCS, INC.



Date:  March 4, 2002              By:  /s/ Peter M. Holland
                                       ---------------------------------------
                                       Peter M. Holland
                                       Chief Financial Officer
                                       (Principal Financial and Accounting
                                       Officer)



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